Commitments and contingencies	12 Months Ended
Mar. 31, 2019
Commitments and contingencies
Commitments and contingencies

23.         Commitments and contingencies

Commitments

In September 2014, the Group agreed to purchase up to 200  (100 firm orders and 100 subject to option) Boeing 737-MAX-200 aircraft from The Boeing Corporation during the period fiscal year 2020 to fiscal year 2024 (the “2014 Boeing Contract”). This agreement was approved at an EGM of Ryanair Holdings plc on November 28, 2014. In June 2017, the Group agreed to purchase an additional 10 Boeing 737-MAX-200 aircraft. This brings the total number of 737-MAX-200 aircraft on order to 210, with a list value of approximately $21bn (assuming all options are exercised). In April 2018, the Company announced that it has converted 25 Boeing 737-MAX-200 options into firm orders. This brings the Company’s firm order to 135 Boeing 737-MAX-200s with a further 75 options remaining.

The table below details the firm aircraft delivery schedule at March 31, 2019 and March 31, 2018 for the Group pursuant to the 2014 Boeing contracts.

							Basic
	Aircraft	Firm Aircraft	Aircraft	Firm Aircraft	Firm Aircraft		price per
	Delivered at	Deliveries	Delivered at	Deliveries	Deliveries		aircraft
	March 31,	Fiscal Year	March 31,	Fiscal Year	Post Fiscal Year	Firm Aircraft	(U.S.$
	2018	2019	2019	2020	2020	Total	million)
2014 Contract	—	—	—	20	115	135	102.50

The “Basic Price” (equivalent to a standard list price for an aircraft of this type) for each aircraft governed by the 2013 Boeing contract will be increased by (a) an estimated U.S.$2.9m per aircraft for certain “buyer furnished” equipment the Group has asked Boeing to purchase and install on each of the aircraft, and (b) an “Escalation Factor” designed to increase the Basic Price, as defined in the purchase agreement, of any individual aircraft by applying a formula which reflects increases in the published U.S. Employment Cost and Producer Price indices between the time the Basic Price was set and the period of 18 to 24 months prior to the delivery of such aircraft.

The “Basic Price” (equivalent to a standard list price for an aircraft of this type) for each aircraft governed by the 2014 Boeing contract will be increased by (a) an estimated U.S.$1.6m per aircraft for certain “buyer furnished” equipment the Group has asked Boeing to purchase and install on each of the aircraft, and (b) an “Escalation Factor” designed to increase the Basic Price, as defined in the purchase agreement, of any individual aircraft by applying a formula which reflects increases in the published U.S. Employment Cost and Producer Price indices between the time the Basic Price was set and the period of 18 to 24 months prior to the delivery of such aircraft. Boeing has granted Ryanair certain price concessions as part of the Boeing 2013 Contract and the 2014 Contract. These take the form of credit memoranda to the Group for the amount of such concessions, which the Group may apply toward the purchase of goods and services from Boeing or toward certain payments, other than advance payments, in respect of the purchase of the aircraft under the various Boeing contracts.

Boeing and CFMI (the manufacturer of the engines to be fitted on the purchased aircraft) have also agreed to give the Group certain allowances in addition to providing other goods and services to the Group on concessionary terms. These credit memoranda and allowances will effectively reduce the price of each aircraft to the Group. As a result, the effective price of each aircraft (the purchase price of the new aircraft net of discounts received from Boeing) will be significantly below the Basic Price mentioned above. At March 31, 2019 and March 31, 2018, the total potential commitment to acquire all 135 (2018: 164; 2017: 179) “firm” aircraft, not taking such increases and decreases into account, will be approximately U.S. $13.8bn (2018: $16.1bn; 2017: U.S. $16.5bn).

Operating leases

The Company financed 76 of the Boeing 737-800 aircraft delivered between December 2003 and March 2014 under 7-year, sale-and-leaseback arrangements with a number of international leasing companies, pursuant to which each lessor purchased an aircraft and leased it to Ryanair under an operating lease. Between October 2010 and March 2019,  50 operating lease aircraft were returned to the lessor at the agreed maturity date of the lease. At March 31, 2019 Ryanair had 26 Boeing 737 operating lease aircraft in the fleet and 16 A320s.  As a result, Ryanair operates, but does not own, these aircraft. Ryanair has no right or obligation to acquire these aircraft at the end of the relevant lease terms. All 36 remaining operating leases are U.S. dollar-denominated which require Ryanair to make fixed rental payments. The Company had an option to extend the initial period of seven years on 10 of the remaining operating lease aircraft as at March 31, 2019, on pre-determined terms. As at March 31, 2019 the Company has exercised 10 of these options to extend. The following table sets out the total future minimum payments of leasing 36 aircraft (2018: 31 aircraft; 2017: 33 aircraft), at March 31, 2019, 2018 and 2017, respectively:

	At March 31,
	2019	2018	2017
	Minimum	Minimum	Minimum
	payments	payments	payments
	€M	€M	€M
Due within one year	103.5	76.8	88.9
Due between one and five years	176.7	73.5	142.9
Due after five years	9.9	—	—
Total	290.1	150.3	231.8

Finance leases

The Company financed 30 Boeing 737-800 aircraft delivered between March 2005 and March 2014 with 13-year euro-denominated Japanese Operating Leases with Call Options (“JOLCOs”). These structures are accounted for as finance leases and are initially recorded at fair value in the Company’s balance sheet. Under each of these contracts, Ryanair has a call option to purchase the aircraft at a pre-determined price after a period of 10.5 years, which it may exercise. Ryanair exercised this option for 12 of these aircraft in fiscal year 2019 (2018: 6; 2017: 4).  3 aircraft have been financed through euro-denominated 12 year amortising commercial debt transactions.

The following table sets out the total future minimum payments of leasing the remaining 12 aircraft (2018: 16 aircraft; 2017: 22 aircraft) under JOLCOs at March 31, 2019, 2018 and 2017, respectively:

	At March 31,
	2019		2018		2017
		Present		Present		Present
		value of		value of		value of
	Minimum	Minimum	Minimum	Minimum	Minimum	Minimum
	payments	payments	payments	payments	payments	payments
	€M	€M	€M	€M	€M	€M
Due within one year	21.4	20.9	129.4	124.5	131.5	126.5
Due between one and five years	178.7	165.5	199.7	178.6	327.9	290.5
Due after five years	—	—	—	—	—	—
Total minimum lease payments	200.1	186.4	329.1	303.1	459.4	417.0
Less amounts allocated to future financing costs	(0.7)	(0.6)	(2.9)	(2.7)	(2.9)	(2.7)
Present value of minimum lease payments	199.4	185.8	326.2	300.4	456.5	414.3

Commitments resulting from the use of derivative financial instruments by the Company are described in Notes 5 and 11 to the consolidated financial statements.

Contingencies

The Company is engaged in litigation arising in the ordinary course of its business. Although no assurance can be given as to the outcome of any current or pending litigation, management does not believe that any such litigation will, individually or in the aggregate, have a material adverse effect on the results of operations or financial condition of the Company, except as described below.

Since 2002, the European Commission has examined the agreements between Ryanair and various airports to establish whether they constituted illegal state aid. In many cases, the European Commission has concluded that the agreements did not constitute state aid. In other cases, Ryanair has successfully challenged the EU commission finding that there was state aid.  In July and October 2014, the European Commission announced findings of state aid to Ryanair in its arrangements with Pau, Nimes, Angouleme, Altenburg and Zweibrücken airports, ordering Ryanair to repay a total of approximately €9.9m of alleged aid.  In July and November 2016, the European Commission announced findings of state aid to Ryanair in its arrangements with Cagliari and Klagenfurt respectively, ordering Ryanair to repay approximately €12.6m of alleged aid. Ryanair appealed the seven “aid” decisions to the EU General Court. In late 2018, the General Court upheld the Commission’s findings regarding Ryanair’s arrangements with Pau, Nimes, Angouleme and Altenburg airports, and overturned the Commission’s finding regarding Ryanair’s arrangement with Zweibrücken airport.  Ryanair has appealed these four negative findings to the European Court of Justice.  These appeals are expected to take at least two years. The appeal proceedings before the General Court regarding Ryanair’s arrangements with Cagliari and Klagenfurt airports are expected to take approx. two years.

Ryanair is facing similar legal challenges with respect to agreements with certain other airports, notably Paris (Beauvais), La Rochelle, Carcassonne, Girona, Reus, Târgu Mureș, Montpellier and Frankfurt (Hahn). These investigations are ongoing and Ryanair expects that they will conclude in 2019, with any European Commission decisions appealable to the EU General Court.

Ryanair is also facing an allegation that it has benefited from unlawful state aid in a German court case in relation to its arrangements with Frankfurt (Hahn).

Adverse rulings in the above or similar cases could be used as precedents by competitors to challenge Ryanair’s agreements with other publicly-owned airports and could cause Ryanair to strongly reconsider its growth strategy in relation to public or state-owned airports across Europe. This could in turn lead to a scaling back of Ryanair’s growth strategy due to the smaller number of privately owned airports available for development. No assurance can be given as to the outcome of these proceedings, nor as to whether any unfavorable outcomes may, individually or in the aggregate, have a material adverse effect on the results of operations or financial condition of the Company.